PROXY- SOLICITED BY THE BOARD OF DIRECTORS FOR THE SCOTT JAMES FUND, INC.

Please return this proxy by June 11, 2004. Shares represented by this proxy will be voted as directed. If no direction is indicated, the proxies shall vote for such proposal.

The Board of Directors recommends that you vote FOR the following item:

Proposal to deregister The Scott James Fund, Inc.

 ____                    ____
 1__1   FOR              1__1   AGAINST


Please mark, date, sign and return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.

Dated __________________, 2004



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Shareholder's Signature





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Shareholder's Signature